PROMISSORY NOTE
                                ---------------



$350,000.00                                 Coral Springs, Florida
                                            January 22, 1999

         For value received, the undersigned, CUIDAO HOLDING CORP., a Florida corporation ("Borrower"), promises to pay to the order of EM-STAR MORTGAGE CO., a Florida corporation ("Lender"), located at 10175 West Sample Road, Coral Springs Florida 33065, or such other place as designated by Lender in writing, the principal sum of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000.00) together with interest thereon at the rate of TWELVE AND ONE-HALF PERCENT (12.5%) per annum from the date hereof to be paid in lawful money of the United States of America. The first installment of $3,645.83 shall be due and payable on March 1, 1999, and on the first day of each and every month thereafter until February 1, 2002, at which time the entire remaining principal balance together with interest accrued thereon shall be due and payable in full.

         This Note may be prepaid only upon payment of a prepayment charge of four percent (4%) of the amount of principal prepaid before February 1, 2001, and a prepayment charge of two (2%) percent before November 1, 2001. Thereafter, this note may be prepaid without premium, penalty or notice. This prepayment premium shall apply regardless of whether the prepayment is voluntary and regardless of whether Lender has exercised Lender's right to accelerate this
Note in the event of a default. All payments shall be applied first to accrued interest and then to escrows for reserves, if any, and then to a reduction of the principal indebtedness. No prepayment shall relieve Borrower from making the next payment due hereunder.

         Upon ten (10) days default in the payment of any sums due hereunder or in the performance of any covenant of the Mortgage securing this Note, the terms of which are incorporated herein by reference, the entire principal amount and all accrued interest thereon shall at once become due and payable at the option of the Lender. Failure to exercise this option shall not constitute a waiver of the right to exercise such option in the event of subsequent default. While in default such sums shall bear interest at the highest rate allowable under the laws of the State of Florida. This default interest rate, rather then the statutory rate, shall also be applicable to any judgment or decree resulting from a default under this Note. Borrower and all sureties, guarantors and endorsers hereof hereby waive presentment, notice of dishonor and protest and, upon default, agree to pay all costs of collection including reasonable attorney's fees and collection costs, which shall be charged to Borrower at one and one-half times the cost incurred by Lender, and a default fee to Lender equal t three (3%) percent of the unpaid principal balance. The maturity date of this Note, or any payment hereunder, may be extended from time to time, at the Lender's sole option, without in any way affecting the liability of Borrower or endorsers, or guarantors of this Note.

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




         Provided the Lender has not exercised Lender's right to accelerate this Note as provided herein, in the event any required payment on this Note is not received by Lender within five (5) days after the payment is due, Borrower shall pay Lender a late charge of ten (10%) percent of the late payment. If Lender has exercised Lender's right to accelerate this Note and if Lender, at Lender's sole option, agrees to allow the Note and Mortgage to be reinstated, Borrower shall pay Lender a reinstatement fee equal to three (3%) percent of the outstanding principal balance. The parties agree that these charges are fair and reasonable charges for the late payment and shall not be deemed a penalty.

         Borrower does not intend or expect to pay nor does the Lender intend or except or collect any interest greater than the highest legal rate of interest which may be charged under applicable law. Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all excess shall be and the same is hereby waived by the Lender, and nay such excess shall be credited by the Lender t the balance hereof.

                                             CUIDAO HOLDING CORP., a
                                             Florida corporation


                                             By:/s/  C. Michael Fisher
                                                     -----------------
                                                     C. MICHAEL FISHER,
                                                     President



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W/C TRI-COUNTY for:

This Instrument Prepared By:
Henry W. Johnson, Esq.
Hume & Johnson, P.A.
Hume & Johnson, P.A.
1401 University Drive, #301
Coral Springs, Florida 33071

                         MORTGAGE AND SECURITY AGREEMENT
                         -------------------------------

         This Mortgage and Security Agreement is made this 22nd day of January 1999, between the mortgagor, CUIDAO HOLDING CORP., a Florida corporation ("Borrower"), whose post office address is 3201 West Griffin Road, Suite 204, Fort Lauderdale, Florida 33312, and the mortgagee, EM-STAR MORTGAGE CO. ("Lender"), whose post office address is 10175 West Sample Road, Coral Springs, Florida 33065.

         Borrower for good and valuable considerations and also in consideration of the aggregate sum named in the Mortgage Note (the "Note"), a copy of which is attached hereto as Exhibit "A" and made a part hereof, does hereby mortgage, grant and convey to Lender the real property described as follows:

                  The South 174 feet, less the East 150 feet thereof, of that portion of Parcel b lying between N. 29th Court and

                  N. 30th Avenue, as shown on the Plat of SOUTH FLORIDA INDUSTRIAL PARK, according to the Plat thereof, as recorded in Plat Book 63, Page 38, of the Public Records of Broward County, Florida.

         Together with all the improvements now or hereafter erected on the property, all fixtures, equipment and machinery now or hereafter located on the property, all landscaping now or hereafter growing or planted on the property, and all replacements and additions hereto; together with all easements, rights-of-way, mineral, oil and gas rights, riparian and littoral rights, and all hereditaments, tenements and appurtenances now or hereafter attaching to the property; together with all rents, royalties, issues, income and profits from the property and the abstract of title to the property, which are hereby specifically assigned and pledged to Lender as additional security for the payment of the Note; all of which, together with the above-described real property, are hereinafter referred to as the "Property".

         Borrower covenants that Borrower is lawfully seized of the Property, that Borrower has the right to mortgage, grant and convey the Property, that Borrower shall warrant and defend the title to the Property and that the Property is free and clear of all encumbrances.


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



         Provided always that if Borrower shall promptly pay the Note to Lender, and all other indebtedness or liability that may become due or owing hereunder and secured hereby, and shall faithfully and promptly comply with and perform each and every other covenant and provision herein to be complied with and performed by the Borrower, than this Mortgage and the estate hereby created shall cease and be null and void.

         The Borrower further covenants and agrees as follows.

         1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal and interest on the indebtedness evidenced by the Note, and the principal and interest on any future advances secured by this Mortgage.

         2. TAXES AND ASSESSMENTS. Borrower shall pay all taxes and assessments levied or assessed against the Property before they become delinquent, and in not event permit the Property, or any part thereof, to be sold for nonpayment of taxes or assessments. Borrower shall promptly furnish to Lender receipts evidencing such payments.

         3. HAZARD INSURANCE. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss and damage by fire, hazards included within the term extended coverage," and flood, as well as personal liability coverage, in an amount not less then the full insurable value thereof, with an insurer having an A rating or better in the A.M. Best Rating Guide. Borrower shall promptly pay all premiums for such insurance when due. All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgages clause in favor of and in a form acceptable to Lender. Lender shall have the right to hod the policies and the renewals thereof, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. In the event of loss, Borrower shall give prompt notice to the insurance carrier and to Lender. Lender may make proof of loss if not made promptly by Borrower. Unless Lender and Borrower otherwise agree in writing, insurance proceeds shall be applied to restoration or repair of the Property, provided such restoration or repair is economically feasible and the security of this Mortgage is not thereby impaired. If such restoration or repair is not economically feasible or if the security of this Mortgage would be impaired, the insurance proceeds shall be applied to the sums secured by this Mortgage, which the excess, if any paid to Borrower. If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is mailed by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds at Lender's option either to restoration or repair of the Property or to the sums secured by this Mortgage.

         4. ESCROW FOR TAXES AND INSURANCE. Lender may, at Lender's option, require Borrower to deposit with Lender, on the date of each regular payment as required by the Note, until the Note is fully paid, an amount equal to one twelfth or such proportionate share of the annual premiums for insurance and annual real and personal property taxes and assessments as estimated by the Lender to be sufficient to enable the Lender to Pay such charges at least 30 days before they become due. Such deposit shall be placed by Lender in an account segregated from Lender's operating account(s) in a financial institution whose accounts are insured by the Federal Government. No interest shall be payable on such funds. Upon Lender's demand, Borrower agrees to deliver to Lender such additional monies as are necessary to enable Lender to pay such insurance premiums, taxes and assessments when due. In the event of default in the Note or this Mortgage, Lender may apply any deposits so held, as well as any return premium received from the cancellation of any insurance policy by Lender upon the foreclosure of this Mortgage, to the indebtedness secured by this Mortgage.

         5. MAINTENANCE AND PROTECTION OF PROPERTY. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property and shall comply with all laws and governmental regulations and rules affecting the Property or its operation. If this Mortgage encumbers a unit in a condominium or in a planned unit development, Borrower shall abide by and perform all of Borrower's obligations under the documents creating or governing the condominium or the planned unit development, including the payment of assessments or charges, if any. Borrower warrants and represents to Lender that: (a) the past and current use of the Property complies with all Federal, State and Local environmental laws; (b) Borrower has no notice whatsoever of any violations or of the commencement or threat of any action or investigations by any governmental authority in connection with environmental matters; (c) Borrower shall comply with all present and future environmental laws and orders of any governmental authority and will take remedial action upon the discovery of any violation of environmental laws or regulations.

         6. ADVANCES BY LENDER. Lender may at Lender's option, advance money that should have been paid by Borrower in order to protect the lien or security of this Mortgage. Borrower shall repay such monies immediately upon notice from Lender to Borrower requesting payment thereof and such funds advanced by Lender shall bear interest at the maximum rate allowed by law and shall be considered additional indebtedness of Borrower secured by this Mortgage. In no event shall such advances by Lender be deemed a waiver of Lender's right to declare this Mortgage in default.

         7. RIGHT OF ENTRY AND INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property, provided that Lender shall give Borrower notice prior to any such inspections specifying reasonable cause for the inspection as relates to Lender's interest in the Property.

         8. EXTENSION. Extension of time for payment or modification of amortization of the sums secured by this Mortgage or taking other additional security for payment thereof, shall not affect this Mortgage or the rights of Lender hereunder or operate to release, in any manner, the liability of the original Borrower in Borrower's successors in interest.

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




         9. ATTORNEY'S FEES AND COSTS. In the event this Mortgage or the Note or any renewal or extension thereof shall be placed in the hand of an attorney for collection by reason of a default of Borrower, Borrower shall pay all costs and expenses out of court, in foreclosure or otherwise, including reasonable attorney's fees incurred in any appeal or appeals or incurred in any proceeding under bankruptcy or insolvency laws. If any action or proceeding shall be commenced by any person other than the holder of this Mortgage, (except an action to foreclose this mortgage or to collect the debts secured hereby), to which action or proceeding the holder of this Mortgage is made a party, or in which it shall be necessary for Lender to defend or uphold the lien of this Mortgage, all sums paid by the holder of this Mortgage for the expense of any such litigation, including reasonable attorney's fees, shall be paid by the Borrower, together with interest thereon at the maximum rate allowed by law and such sums shall become additional indebtedness of Borrower secured by this Mortgage.

         10. CONDEMNATION. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or any portion of the Property, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender. Such proceeds shall be applied to the sums secured by this Mortgage, with the excess, if any, paid to Borrower.

         11. DEFAULT. If Borrower shall fail to comply with all of the terms, provisions and conditions of the Prior Mortgage so as to result in default of the Prior Mortgage, such default shall constitute a default under this Mortgage. If Borrower shall: (a) consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of the Property, or (b) be adjudicated a bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing Borrower's inability to any Borrower's debts as they become due; or (c) make a general assignment for the benefit of creditors; or (d) file a petition or answer seeking reorganization or arrangement with creditors, or to take advantage of any insolvency law; or (e) file an answer admitting the material allegations of a petition filed against the Borrower in any bankruptcy, allegations of a petition filed against the Borrower in any bankruptcy, reorganization or insolvency proceeding or (f) allow the entry of any order, judgement or decree upon an application of a creditor or Borrower by a court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of the Borrower's assets and such order, judgement or decree shall continue unstayed and effect for a period of thirty
(30) consecutive days, such action shall constitute a default under this Mortgage. If any sum of money required to be paid by this mortgage or the Note shall not be paid within ten (10) days after such sum becomes due or upon Borrower's breach of any other covenant or agreement of Borrower in this Mortgage or the Note such action shall constitute a default under this Mortgage. In the event of such a default, Lender may, at Lender's option, declare all of the sums secured by this Mortgage to be immediately due and payable without further demand. In such event Lender may proceed to collect such sum by foreclosure or other proceedings upon Lender may proceed to collect such sum by foreclosure or other proceedings upon this Mortgage or by any other proper legal action. Notwithstanding any other provision of this Mortgage or the Note, all sums secured by this Mortgage shall bear interest at the maximum rate allowed by law while this Mortgage is in default.

         12. WAIVER BY LENDER. The failure to insist upon strict performance of any of the provisions of this Mortgage shall not be construed as a waiver of any subsequent default of the same or similar nature. The procurement of insurance or the payment of taxes or other assessments, liens or charges by Lender shall not be a waiver of Lender's right to declare al the sums secured by this Mortgage to be immediately due and payable without further demand.

         13. RECEIVER. In the event of a default Lender shall be entitled to have a receiver appointed by a court to enter upon, take possession and manage the Property and to collect the rents of the Property including those past due. All rents collected by the receiver shall be applied first to payment of cost of management of the Property and collection of rents, including but not limited to receiver's fees, premiums on receiver's bonds and reasonable attorney's fees, then to the sum secured by this Mortgage. The receiver shall be liable to account only for those rents actually received.

         14. CUMULATIVE REMEDIES. All remedies provided in this Mortgage are distinct and cumulative and may be exercised concurrently, independently or successively.

         15. SECURITY AGREEMENT. If any portion of the Property is of a nature so that a security interest therein can be perfected under the Uniform Commercial Code ("personalty"), this Mortgage shall also constitute a Security Agreement and Borrower agrees t join with Lender in the execution of any financing statements that may be required for the perfection or renewal of such security interest under the Uniform Commercial Code. The Personalty shall be kept in its present locations and will not be removed from the Property without the written consent of Lender, and in addition to the other remedies in the event of default provided for herein, Lender shall have, and may exercise from time to time, any and all rights and remedies of a secured party under the Uniform Commercial Code and any and all rights and remedies available to Lender under any other applicable law and, upon request or demand of Lender, Borrower shall, at Borrower's expense assemble the Personalty and make it available t Lender at the convenient place acceptable to Lender. Lender will give Borrower reasonable notice of the time and place of any public sale of the Personalty or of the time on which any private sale and any other intended deposition is to be made. The requirements of reasonable notice shall be met if notice is mailed, postage prepaid, to the Borrower at the address of the Property, at least five
(5) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like, shall include, whether in judicial proceedings, including Bankruptcy court and appellate proceedings, or whether out of court, a reasonable attorney's fees and all other legal expenses incurred by Lender. Personalty shall exclude clothing, furniture, appliances, linens, china, crockery, kitchenware and personal effects of Borrower and Borrower's dependents ("Household Goods") unless the Household Goods are purchased with the proceeds of the loan evidenced by the Note.

         16. FUTURE ADVANCES. Borrower agrees to accept no future advances under the Prior Mortgage or any other modification or extension under the Prior Mortgage and any such future advance, extension or modification of the Prior Mortgage shall constitute a default under this Mortgage. This shall secure any additional sum or sums advanced by Lender to or for the benefit of Borrower whether such advances are obligatory or are made at the option of Lender or otherwise at any time within twenty years from the date of this Mortgage with interest thereon at the rate agreed upon at the time of the additional loan or advance. Such future advances and any and all renewal indebtedness shall be equally secured with and have the same priority as the original indebtedness and shall be subject to all the terms and provisions of this mortgage, whether or not such renewal or additional loan or advance is evidenced by a promissory note of the Borrower and whether or not identified by a recital that it is secured by this Mortgage. At no time shall the principal amount of the indebtedness secured by this Mortgage, not including sums advanced in accordance with this Mortgage to protect the security of the Mortgage, exceed one-hundred twenty-five percent (125%) of the original amount of the Note. This provision shall not be construed to obligate Lender to make any such additional loans or advances.

         17. PRIOR LIENS AND ENCUMBRANCES. With regard to any mortgage to which this Mortgage is or shall be made subordinate, Borrower shall: (a) promptly pay when due and payable, the interest, installments of principal, and all other sums and charges mentioned in and made payable by any mortgage to which this Mortgage is or shall be made subordinate (a "Prior Mortgage"); (b) promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by Borrower under any Prior Mortgage, within the periods (exclusive of grace periods) provided in a Prior Mortgage, or such lesser periods (exclusive to preserve and keep a Prior Mortgage free from default; (c) promptly notify Lender in writing of any default by Borrower in the performance or observance of any of the terms, covenants or conditions on the part of Borrower to be performed under a Prior Mortgage; (d) promptly notify Lender in writing of the receipt by Borrower of any notice (other than notices customarily sent out on a regular or periodic basis) from the mortgagee under a Prior Mortgage and of any notice noting or claiming any default by Borrower in the performance or observance of any of the terms, covenants or conditions on the part of Borrower to be performed or observed under a Prior Mortgage and to promptly cause a copy of each such notice received by Borrower from the mortgagee under a Prior Mortgage to be delivered to Lender; (e) not accept or enter into any agreement whereby the holder of a Prior Mortgage waives, postpones, extends, reduces or modifies the payment of any installment of principal and interest or any other item or amount required t be paid under the terms of

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



the Prior Mortgage, or that modifies any provision of a Prior Mortgage; (f) within ten (10) days after written demand form Lender, use Borrower's best efforts to obtain from the mortgagee of a Prior Mortgage and deliver to Lender a certificate starting that a Prior Mortgage is in full force and effect, is unmodified, and that no notice of default of Lender has been served on Borrower;
(g) promptly furnish to Lender upon demand proof of payment of all items which are required to be paid by Borrower pursuant to a Prior Mortgage, and proof of payment of which is required to be given to Lender under a Prior Mortgage; (h) execute and deliver, upon demand, such instruments as Lender may deem useful or required to permit Lender to cure any default under a Prior Mortgage or to permit Lender to take such other action as Lender considers desirable to cure or remedy the matter in default and preserve the interest of Lender in the Property. The generality of the provisions of this section relating to mortgages to which this Mortgage is or shall be made subordinate shall not be limited by other provisions of this Mortgage setting forth particular obligations of Borrower which are required of Borrower under the Prior Mortgage. Should any agreement he hereafter entered into modifying or changing the terms of this Mortgage or the Note secured hereby in any particular, the rights of the parties to such agreement shall be superior to the rights of the holder of any intervening lien, except liens to which this Mortgage is subordinated.

         18. SITUS. This Mortgage shall be construed in accordance with and governed by the laws of the State of Florida.

         19. PARTIAL INVALIDITY. If any provision of this Mortgage is held to be invalid or unenforceable, all of the other provisions shall nevertheless continue in full force and effect.

         20. NOTICES. Services of all notices under this Mortgage on Borrower shall be sufficient if given personally or mailed to Borrower, postage prepaid, at the address of the Property or at such other address as Borrower may furnish to Lender in writing.

         21. CAPTIONS. Captions contained in this Mortgage are inserted only as a matter of convenience or for reference and in no way define, limit, extend , or describe the scope of this Mortgage or the intent of any provision hereof.

         22. DUE ON SALE. This Mortgage and the Note secured hereby shall be immediately due and payable upon the conveyance or sale of any interest in the Property.

         23. WAIVER OF JURY TRIAL. Borrower waives all rights to trial by jury in any action, proceeding or counterclaim brought by anyone arising out of or connected with this Mortgage or the Note.

         24. SALE OF NOTE. The note together with the Mortgage may be sold one or more times without prior notice to Borrower. A sale may result in a change in the entity (known as "Loan Servicer") that collects monthly payments due under the Note and Mortgage. If there is a change of the Loan Servicer, Borrower will be given written notice of the change in accordance with

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



applicable law. The notice will state the name and address of the new Loan Servicer and the address to which payments should be made. The notice will also contain any other information required by applicable law.

         25. HAZARDOUS SUBSTANCES. Borrower shall not cause or permit the presence, use disposal, storage, or release of any Hazardous Substances on or in the Property. Borrower shall not do, nor allow anyone else to do, anything affecting the Property that is in violation of any Environmental Law. The preceding two sentences shall not apply to the presence, use or storage on the property of small quantities of Hazardous Substances that are generally recognized to be appropriate to normal uses and to maintenance of the Property. Borrower shall promptly give Lender written notice of any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Borrower has actual knowledge. If Borrower learns, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Borrower shall promptly take all necessary remedial actions in accordance with Environmental Law. As used in this paragraph, "Hazardous Substances" are those substances defined as toxic or hazardous substances by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials. As used in this paragraph, "Environmental Law" means federal and Florida law that relate to health, safety or environmental protection. Borrower indemnifies Lender against any and all liabilities, losses, damages, injuries and expenses of any kind, including, without limitation, engineer's and professional fees, soil tests and chemical analysis, and attorney fees and costs, incurred by Lender in any way relating to the use, handling, storage, transportation or disposal of Hazardous Substances on the Property.

         26. RIGHT OF FIRST REFUSAL. If all or any part of the Property is sold or transferred, Lender shall, at Lender's option, have a right of first refusal to acquire the property of the identical terms. Borrower shall provide Lender with written notice of the transfer or sale together with a copy of any applicable documentation. Lender shall have ten (10) days after receipt of such notice to exercise the option.

         27. BANKRUPTCY. In the event the Property becomes property of an estate in a Federal bankruptcy proceeding, the parties agree that Lender, as adequate protection is entitled to the timely performance of all covenants and terms of this Mortgage and the Note referred to herein, and in the event of the failure of the Lender to receive full and complete performance of there terms then Lender shall be entitled to relief from the automatic stay under 11 U.S.C. 362 without notice or hearing to the Borrower.

         28. ASSIGNMENT OF RENTS.  As additional security hereunder,
Borrower hereby assigns to Lender the rents of the Property, provided that Borrower shall, prior to acceleration, or abandonment of the Property, have the right to collect and retain such rents as they become due and payable. Upon acceleration hereof or abandonment of the Property, Borrower shall be entitled to have a receiver appointed by a court to enter upon, take possession of and manage the Property and to collect the rents of the Property, including those past due. All rents collected by the receiver shall be applied first to the payment of the costs of management of the property and collection of rents, including , but not limited to, receiver's fees, premiums on receiver's bonds and reasonable attorney's fees, and then to the sums secured by this Mortgage. The receiver shall be liable to account only for those rents actually receive.

         IN WITNESS WHEREOF, Borrower has executed the Mortgage the day and year first written above.

Signed, sealed and delivered                 BORROWER:
in the presence of:


/s/ Joe Tomaini                              CUIDAO HOLDING
---------------
CORP., a Florida corporation
Printed: Joe Tomaini
                                             By: /s/ C. Michael Fisher
                                                ----------------------
                                                     C. MICHAEL FISHER,
                                                     President

/s/ Henry W. Johnson
--------------------
Printed: Henry W. Johnson


STATE OF FLORIDA
COUNTY OF BROWARD

         The foregoing instrument was acknowledged before me this 22nd day of January, 1999, by C. Michael Fisher, as President of CUIDAO HOLDING CORP., a Florida corporation, on behalf of this corporation. He is personally know to me or produced a driver's license as identification.

         My commission Expires:
                                  -----------------------------------
                                  Notary Public






                                        9